Exhibit 10.2

As of March 17, 2008

KeyBank National Association,

as Administrative Agent

127 Public Square

Cleveland, Ohio 44114

Re:	WCI Communities Senior Term Loan Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Senior Term Loan Agreement dated as of December 23, 2005 (as amended, the “Credit Agreement”), executed by Borrower, the Lenders defined therein, and KeyBank National Association, as Administrative Agent (Administrative Agent and Lenders are individually referred to herein as a “Credit Party” and collectively referred to herein as the “Credit Parties”). Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

Section 1.        Requests by Borrower. Pursuant to Section 6.01(a) of the Credit Agreement, Borrower is required to deliver to Administrative Agent, as soon as available, but in any event within ninety (90) days after the end of each fiscal year of Borrower, annual financial statements of Borrower and its subsidiaries (the “Annual Financial Statements”) that are audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to Administrative Agent, which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit. Borrower has notified Administrative Agent that the Annual Financial Statements for the fiscal year ended December 31, 2007 will be subject to a “going concern” qualification (the “Going Concern Qualification”). As a result, Borrower is requesting that the Required Lenders waive any Default or Event of Default arising as a result of the Annual Financial Statements for the fiscal year ended December 31, 2007 being subject to the Going Concern Qualification (the “Subject Event of Default”).

Section 2.        Limited Waiver. Subject to the terms and conditions set forth herein, each Lender that executes this letter hereby agrees to waive the Subject Event of Default (the “Limited Waiver”).

Section 3.        Conditions Precedent. The Limited Waiver is subject to the following terms and conditions:

(a)        this letter shall have been executed by each Loan Party, Administrative Agent, and the Required Lenders;

(b)        after giving effect to this letter, the representations and warranties in this letter shall be true and correct in all material respects;

(c)        after giving effect to this letter, no Default or Event of Default shall exist;

KeyBank National Association, as Administrative Agent

As of March 17, 2008

(d)        Borrower shall have provided evidence reasonably satisfactory to Administrative Agent that, simultaneously with the effectiveness of this letter, the provisions of the Revolving Credit Agreement will have been waived to the extent necessary to correspond to the Limited Waiver; and

(e)        Borrower shall have paid to Administrative Agent all out-of-pocket expenses of Administrative Agent (including its reasonable attorneys’ fees and financial advisor fees) incurred in connection with the Credit Agreement and the other Loan Documents, including, without limitation, this letter.

Section 4.        Ratification. By execution of this letter in the space provided below, Borrower (a) represents and warrants that, after giving effect to this letter, the representations and warranties in the Credit Agreement are true and correct in all material respects, on and as of the date of this letter, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) ratifies and confirms that the Credit Agreement and all other Loan Documents, and all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing, are and remain in full force and effect in accordance with their respective terms.

Section 5.        No Impairment. The Limited Waiver hereby granted by Lenders does not, other than to the extent expressly waived or amended hereby, (a) constitute a waiver or modification of any other terms or provisions set forth in the Credit Agreement or any other Loan Document, (b) impair any right that any Credit Party may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, or (c) impair any Credit Party’s rights to insist upon strict compliance with the Credit Agreement, as amended or otherwise modified hereby, or the other Loan Documents. The Loan Documents continue to bind and inure to the Loan Parties and their respective successors and permitted assigns.

Section 6.        RELEASE. EACH OF THE LOAN PARTIES HEREBY ACKNOWLEDGES THAT THE OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY CREDIT PARTY. THE LOAN PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH CREDIT PARTY AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH THE LOAN PARTIES MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS,” INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING,

KeyBank National Association, as Administrative Agent

As of March 17, 2008

TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS LETTER.

Section 7.        Counterparts. This letter, when countersigned by all required parties, shall be a “Loan Document” as defined and referred to in the Credit Agreement and the other Loan Documents, and may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.    ENTIRE AGREEMENT. THIS LETTER, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Remainder of Page Intentionally Left Blank;

Signature Pages to Follow.]

Please execute a copy of this letter in the space provided below to acknowledge your agreement to the foregoing.

Sincerely,

WCI COMMUNITIES, INC., as Borrower

By:
Ernest J. Scheidemann
Vice President and Treasurer

Signature Page to March 2008 Waiver Letter Between

WCI Communities, Inc.

KeyBank National Association, as Administrative Agent,

and the Lenders Defined Therein

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:
Name:
Title:

Signature Page to March 2008 Waiver Letter Between

WCI Communities, Inc.

KeyBank National Association, as Administrative Agent,

and the Lenders Defined Therein

To induce the Credit Parties to enter into this letter, the undersigned jointly and severally (a) consent and agree to this letter’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Request for Waiver and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns, and (d) expressly acknowledge and agree to the terms and conditions of Section 6 of this letter.

GUARANTORS:

BAY COLONY - GATEWAY, INC.
BAY COLONY OF NAPLES, INC.
BAY COLONY REALTY ASSOCIATES, INC.
COMMUNITIES AMENITIES, INC.
COMMUNITIES FINANCE COMPANY, LLC
COMMUNITIES HOME BUILDERS, INC.
COMMUNITY SPECIALIZED SERVICES, INC.
CORAL RIDGE COMMUNITIES, INC.
CORAL RIDGE PROPERTIES, INC.
CORAL RIDGE REALTY SALES, INC.
CORAL RIDGE REALTY, INC.
FIRST FIDELITY TITLE, INC.
FLORIDA DESIGN COMMUNITIES, INC.
FLORIDA LIFESTYLE MANAGEMENT COMPANY
FLORIDA NATIONAL PROPERTIES, INC.
GATEWAY COMMUNICATIONS SERVICES, INC.
GATEWAY COMMUNITIES, INC.
GATEWAY REALTY SALES, INC.
HERON BAY GOLF COURSE PROPERTIES, INC.
HERON BAY, INC.
HOPEWELL CROSSING HOME & LAND COMPANY, LLC
JYC HOLDINGS, INC.
LAKE GROVE HOME & LAND COMPANY, LLC
MARBELLA AT PELICAN BAY, INC.
MHI – RUGBY ROAD, L.L.C.
PELICAN BAY PROPERTIES, INC.
PELICAN LANDING COMMUNITIES, INC.
PELICAN LANDING GOLF RESORT VENTURES, INC.
PELICAN LANDING PROPERTIES, INC.
PELICAN MARSH PROPERTIES, INC.
POPLAR TREE LLC
RENAISSANCE AT BEACON HILL, LLC
RENAISSANCE AT OAK CREEK CLUB, LLC

Guarantor Signature Page to March 2008 Waiver Letter Between

WCI Communities, Inc.

KeyBank National Association, as Administrative Agent,

and the Lenders Defined Therein

RENAISSANCE AT OCCOQUAN WALK, LLC
RENAISSANCE AT RIVER CREEK TOWNS, LLC
RENAISSANCE CENTRO ARLINGTON, LLC
RENAISSANCE CENTRO COLUMBIA, LLC
RESORT AT SINGER ISLAND PROPERTIES, INC.
SARASOTA TOWER, INC.
SUN CITY CENTER GOLF PROPERTIES, INC.
SUN CITY CENTER REALTY, INC.
TARPON COVE REALTY, INC.
TARPON COVE YACHT & RACQUET CLUB, INC.
THE COLONY AT PELICAN LANDING GOLF CLUB, INC.
TIBURON GOLF VENTURES, INC.
WATERMARK REALTY REFERRAL, INC.
WCI AMENITIES, INC.
WCI ARCHITECTURE & LAND PLANNING, INC.
WCI BUSINESS DEVELOPMENT, INC.
WCI CAPITAL CORPORATION
WCI COMMUNITIES PROPERTY MANAGEMENT, INC.
WCI GOLF GROUP, INC.
WCI HOMEBUILDING NORTHEAST U.S., INC.
WCI HOMEBUILDING, INC.
WCI HOMES NORTHEAST, INC.
WCI HOMES, INC.
WCI IRELAND INN CORP.
WCI MARKETING, INC.
WCI MID-ATLANTIC U.S. REGION, INC.
WCI NORTHEAST REAL ESTATE DEVELOPMENT, LLC
WCI NORTHEAST U.S. REGION, LLC (fka WCI/SPECTRUM COMMUNITIES, LLC)
WCI OCALA 623, INC.
WCI REALTY CONNECTICUT, INC.
WCI REALTY NEW JERSEY, INC.
WCI REALTY NEW YORK, INC.
WCI REALTY, INC.
WCI TITLE, INC.
WCI TOWERS MID-ATLANTIC U.S.A., INC.
WCI TOWERS, INC.

By:
Name:
in his capacity as
[an Authorized Officer] of each Guarantor listed above

Guarantor Signature Page to March 2008 Waiver Letter Between

WCI Communities, Inc.

KeyBank National Association, as Administrative Agent,

and the Lenders Defined Therein